PRELIMINARY PROXY STATEMENT

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AGBA ACQUISITION LIMITED
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AGBA ACQUISITION LIMITED

Room 1108, 11th Floor, Block B

New Mandarin Plaza, 14 Science Museum Road

Tsimshatsui East, Kowloon, Hong Kong

[*], 2021

Dear Shareholder:

On behalf of the Board of Directors of AGBA Acquisition Limited (the “Company” or “we”), I invite you to attend our Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”). We hope you can join us. The Extraordinary General Meeting will be held:

At:	Loeb & Loeb LLP, 21st floor, 3 Connaught Rd Central, Central, Hong Kong
On:	[*], 2021
Time:	10 a.m. local time

The Notice of Extraordinary General Meeting of Shareholders, the Proxy Statement and the proxy card accompany this letter, will be first mailed to our shareholders on or about [*], 2021.

As discussed in the enclosed Proxy Statement, the Extraordinary General Meeting will be devoted to (i) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “charter”) to extend the date by which the Company has to consummate a business combination (the “extension”) three (3) times for an additional three months each time from February 16, 2021 (the “Current Termination Date”) to November 16, 2021 (the termination date as so extended, the “Extended Termination Date”), (ii) a proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of May 14, 2019, by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”), as amended, to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination by the Extended Termination Date, and (iii) consideration of any other business matters properly brought before the Extraordinary General Meeting.

The purpose of the Charter Amendment and the Trust Amendment is to allow the Company to further extend the time to complete a business combination. The Company’s IPO prospectus and charter provide that the Company initially had until February 16, 2021 to complete its initial business combination (after taking into account three, three month extensions). Following the completion of our IPO in May 2019, our representatives engaged in extensive discussions with investment bankers and business owners with respect to potential business combination opportunities. As a result, our board of directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination three times for an additional three months each and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.

We know that many of our shareholders will be unable to attend the Extraordinary General Meeting.  We are soliciting proxies so that each shareholder has an opportunity to vote on all matters that are scheduled to come before the shareholders at the Extraordinary General Meeting.  Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting.  You may also revoke your proxy or vote instructions and change your vote at any time prior to the Extraordinary General Meeting.  Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in AGBA Acquisition Limited. We look forward to seeing you at the Extraordinary General Meeting.

If you have any questions about the Proxy Statement, please contact us at AGBA Acquisition Limited, Room 1108, 11th Floor, Block B, New Mandarin Plaza, 14 Science Museum Road, Tsimshatsui East, Kowloon, Hong Kong.

Sincerely,

/s/ Gordon Lee
Gordon Lee
Chief Executive Officer

[*], 2021

AGBA ACQUISITION LIMITED

Room 1108, 11th Floor, Block B

New Mandarin Plaza, 14 Science Museum Road

Tsimshatsui East, Kowloon, Hong Kong

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON [*], 2021

To the Shareholders of AGBA Acquisition Limited:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting of Shareholders of AGBA Acquisition Limited (the “Company” or “we”), a British Virgin Islands company, will be held at the offices of Loeb & Loeb LLP, 21st floor, 3 Connaught Rd Central, Central, Hong Kong on [*], 2021, at 10 a.m. local time, for the following purposes:

1.	A proposal to amend (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “charter”) to extend the date by which the Company has to consummate a business combination (the “extension”) three (3) times for an additional three months each time from February 16, 2021 (the “Current Termination Date”) to November 16, 2021(the termination date as so extended, the “Extended Termination Date”).

2.	A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of May 14, 2019, by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”), as amended, to allow the Company to extend the time to complete a business combination three (3) times for an additional three months each time from February 16, 2021 to November 16, 2021.

3.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The Board has fixed the close of business on [*], 2021 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Extraordinary General Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors

Gordon Lee
Chief Executive Officer

New York, New York
[*], 2021

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE EXTRAORDINARY GENERAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON [*], 2021. THIS PROXY STATEMENT TO THE SHAREHOLDERS WILL BE AVAILABLE AT HTTPS://WWW.SEC.GOV/.

AGBA ACQUISITION LIMITED

Room 1108, 11th Floor, Block B

New Mandarin Plaza, 14 Science Museum Road

Tsimshatsui East, Kowloon, Hong Kong

PROXY STATEMENT

FOR

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD [*], 2021

FIRST MAILED ON OR ABOUT [*], 2021

Date, Time and Place of the Extraordinary General Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of AGBA Acquisition Limited (the “Company”), a British Virgin Islands company, in connection with the Extraordinary General Meeting of Shareholders to be held at the offices of Loeb & Loeb LLP, 21st floor, 3 Connaught Rd Central, Central, Hong Kong on [*], 2021, at 10 a.m. local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

The principal executive office of the Company is Room 1108, 11th Floor, Block B, New Mandarin Plaza, 14 Science Museum Road, Tsimshatsui East, Kowloon, Hong Kong, and its telephone number, including area code, is +852 6872 0258.

Purpose of the Extraordinary General Meeting

At the Extraordinary General Meeting, you will be asked to consider and vote upon the following matters:

1.	A proposal to amend (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “charter”) to extend the date by which the Company has to consummate a business combination (the “extension”) three (3) times for an additional three months each time from February 16, 2021 (the “Current Termination Date”) to November 16, 2021(the termination date as so extended, the “Extended Termination Date”).

2.	A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of May 14, 2019, by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”), as amended, to allow the Company to extend the time to complete a business combination three (3) times for an additional three months each time from February 16, 2021 to November 16, 2021.

3.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The purpose of the Charter Amendment and the Trust Amendment is to allow the Company an option to further extend the time to complete a business combination. The Company’s IPO prospectus and charter provide that the Company initially had until February 16, 2021 (after three three-month extensions) to complete its initial business combination. Following the completion of our IPO in May 2019, our representatives engaged in extensive discussions with investment bankers and business owners with respect to potential business combination opportunities. As a result, our board of directors has determined that it is in the best interests of our shareholders to extend the Current Termination Date to allow the Company to extend the time to complete a business combination three times for an additional three months each and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date (the “extension”). In order to extend the time available for us to consummate our initial business combination, our insiders or their affiliates or designees would be required to deposit $0.14 for each public ordinary share that has not redeemed (or an aggregate of $644,000 if there are no redemptions) into the trust account for each three month extension. The initial extension payment must be made prior to the Current Termination Date, while the second and third extension payment must be deposited into the trust account no fewer than five calendar days prior to the then existing termination date. Both the Trust Agreement and the Company’s charter will be amended to reflect the foregoing. The Charter Amendment is attached hereto as Annex A, and the Trust Amendment is attached hereto as Annex B.

 1

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on [*], 2021 (the “Record Date”) and only shareholders of record at that time will be entitled to vote at the Extraordinary General Meeting and any adjournment or adjournments thereof.

The Company’s ordinary shares (“Ordinary Shares”) represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our shareholders on or about [*], 2021.

Dissenters’ Right of Appraisal

Holders of Ordinary Shares do not have appraisal rights under the laws of British Virgin Islands or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding Ordinary Shares entitled to vote at the meeting is 5,975,000. Each Ordinary Share is entitled to one vote. The presence in person or by proxy at the Extraordinary General Meeting of the holders of a majority of the number of outstanding Ordinary Shares, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of Ordinary Shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a shareholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Charter Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Trust Amendment) is a matter that we believe will be considered “non-routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1 or 2 if they have not received instructions from their clients.  Please submit your vote instruction form so your vote is counted.

 2

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Extraordinary General Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Charter Amendment	65% of the shares present in person or by proxy and entitled to vote	No
Trust Amendment	65% of the shares present in person or by proxy and entitled to vote	No

Abstentions will have no effect on the vote for the election of directors, but will count as a vote against each of the other proposals.

Voting Procedures

Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Extraordinary General Meeting. Your proxy card shows the number of Ordinary Shares that you own.

●	You can vote your shares in advance of the Extraordinary General Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your ordinary shares will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” each of the nominees named in this Proxy Statement, the Charter Amendment and the Trust Amendment and the Auditor Proposal.

●	You can attend the Extraordinary General Meeting and vote in person even if you have previously voted by submitting a proxy. You will be given a ballot when you arrive. However, if your ordinary shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Solicitation of Proxies

The solicitation of proxies is made by the Company. The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more shareholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the shareholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other shareholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of Proxy Statement for future shareholder meetings of the Company, please specify such request in writing and send such written request to AGBA Acquisition Limited, Room 1108, 11th Floor, Block B, New Mandarin Plaza, 14 Science Museum Road, Tsimshatsui East, Kowloon, Hong Kong; Attention: Chief Executive Officer, or call the Company promptly at +852 6872 0258.

If you share an address with at least one other shareholder and currently receive multiple copies of Proxy Statement, and you would like to receive a single copy of Proxy Statement, please specify such request in writing and send such written request to AGBA Acquisition Limited, Room 1108, 11th Floor, Block B, New Mandarin Plaza, 14 Science Museum Road, Tsimshatsui East, Kowloon, Hong Kong; Attention: Chief Executive Officer.

 3

Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the Extraordinary General Meeting. Regardless whether you vote for or against the Charter Amendment and the Trust Amendment, if your request is properly made and the Charter Amendment and the Trust Amendment are approved, these shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the Extraordinary General Meeting). For illustrative purposes, based on funds in the trust account of approximately $[*] on [*], 2021, the estimated per share conversion price would have been approximately $[*].

In order to exercise your conversion rights, you must submit a request in writing prior to 5:00 p.m., Eastern time on [*], 2021 (two business days before the Extraordinary General Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

and

●	deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the Extraordinary General Meeting. Shareholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment or the Trust Amendment. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, shareholders should verify the market price of our ordinary shares, as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your ordinary shares in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our ordinary shares when you wish to sell your shares.

 4

If you exercise your conversion rights, your ordinary shares will cease to be outstanding immediately prior to the Extraordinary General Meeting (assuming the Charter Amendment and Trust Amendment are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Charter Amendment and the Trust Amendment are not approved and we do not consummate an initial business combination by [*], 2021 (assuming we have extended the time we have to complete a business combination to such date under our current memorandum and articles of association and subject to the requirements of law), we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public shareholders and our warrants to purchase ordinary shares will expire worthless.

Holders of outstanding units must separate the underlying public shares, public rights and public warrants prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares, public rights and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares, public rights and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

 5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of [*], 2021.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Ordinary Shares	Approximate Percentage of Outstanding Ordinary Shares
AGBA Holding Limited	1,261,000	21.10%
Gordon Lee	30,000	*
Vera Tan	30,000	*
Brian Chan	18,000	*
Eric Lam	18,000	*
Thomas Ng	18,000	*
Hudson Bay Capital Management LP(2)	400,000	6.69%
Sander Gerber(2)	400,000	6.69%
Polar Asset Management Partners Inc.(3)	500,800	8.38%
BIP GP LLC(4)	199,500	3.34%
Weiss Asset Management LP(4)	285,000	4.77%
WAM GP LLC(4)	285,000	4.77%
Andrew M. Weiss, PHD(4)	285,000	4.77%
Periscope Capital Inc. (5)	399,800	6.69%
Basso SPAC Fund LLC(6)	318,581	5.33%
Basso Management, LLC(6)	318,581	5.33%
Basso Capital Management, L.P.(6)	318,581	5.33%
Basso GP, LLC(6)	318,581	5.33%
All directors and executive officers as a group (5 individuals)	114,000	*

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each of the individuals is c/o AGBA Acquisition Limited, Room 1108, 11th Floor, Block B, New Mandarin Plaza, 14 Science Museum Road, Tsimshatsui East, Kowloon, Hong Kong.
(2)	Based on a Schedule 13G filed by the reporting persons. The address for the reporting persons is 777 Third Avenue, 30th Floor, New York, NY 10017. Hudson Bay Capital Management LP (the “Investment Manager”) serves as the investment manager to Hudson Bay Master Fund Ltd. Tech Opportunities LLC, in whose name the securities reported herein are held, is controlled by Hudson Bay Master Fund Ltd. As such, the Investment Manager may be deemed to be the beneficial owner of all securities held by Tech Opportunities LLC. Sander Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of the Investment Manager. Mr. Gerber disclaims beneficial ownership of these securities.
(3)	Based on a Schedule 13G filed by the reporting person. The reporting person has a business address of 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada. Polar Asset Management Partners Inc. serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) and certain managed accounts (together with PMSMF, the “Polar Vehicles”) with respect to the reported shares directly held by the Polar Vehicles.
(4)	Based on a Schedule 13G filed by the reporting persons. The address for the reporting persons is 222 Berkeley St., 16th floor, Boston, Massachusetts 02116. Shares reported for BIP GP LLC (“BIP GP”) include shares beneficially owned by a private investment partnership (the “Partnership”) of which BIP GP is the sole general partner. Weiss Asset Management is the sole investment manager to the Partnership. WAM GP is the sole general partner of Weiss Asset Management. Andrew Weiss is the managing member of WAM GP and BIP GP. Shares reported for WAM GP, Andrew Weiss and Weiss Asset Management include shares beneficially owned by the Partnership (and reported above for BIP GP).
(5)

Based on a Schedule 13G filed by the reporting person. The address for the reporting persons is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2. Periscope Capital Inc. (“Periscope”) acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds.

(6)	Based on a Schedule 13G filed by the reporting person. The reporting person has a business address of 1266 East Main Street, Fourth Floor, Stamford, Connecticut 06902. Basso Management, LLC is the manager of Basso SPAC Fund LLC (“Basso SPAC”). Basso Capital Management, L.P. (“BCM”) serves as the investment manager of Basso SPAC. Basso GP, LLC (“Basso GP”) is the general partner of BCM. Mr. Fischer is the sole portfolio manager for Basso SPAC, the Chief Executive Officer and a founding partner of BCM, and a member of each of Basso Management, LLC and Basso GP. Accordingly, each of Basso Management, LLC, BCM, Basso GP and Mr. Fischer may be deemed to indirectly beneficially own the Shares reported herein.

 6

PROPOSAL 1: THE CHARTER AMENDMENT

The proposed Charter Amendment would amend our existing charter to extend the date by which the Company has to consummate a business combination (the “extension”) three (3) times for an additional three months each time from February 16, 2021 to November 16, 2021 (the termination date as so extended, the “Extended Termination Date”). Initially, the Company had until February 16, 2021 (after three three-month extensions) to complete its initial business combination (the “Current Termination Date”). Pursuant to the terms of the proposed Charter Amendment, in order to extend the time available for us to consummate our initial business combination, our insiders or their affiliates or designees must deposit $0.14 for each public ordinary share that has not redeemed (or an aggregate of $644,000 if there are no redemptions) into the trust account for each three month extension. The initial extension payment must be made prior to the Current Termination Date, while the second and third extension payment must be deposited into the trust account no fewer than five calendar days prior to the then existing termination date. The insiders will receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would be paid upon consummation of our initial business combination. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the trust account. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. If more than [*] shares  are elected to be redeemed at the Extraordinary General Meeting, we will not effect the Charter Amendment or the Trust Amendment and we will move to liquidate the trust account and dissolve the Company promptly after the Extraordinary General Meeting.

Reasons for the Proposed Charter Amendment

The Company is proposing to amend its charter to allow the Company to extend its life three (3) times for an additional three months each time from February 16, 2021 to November 16, 2021.

The Company is actively working to complete a “business combination” as defined under the Company’s charter, but the Company has not signed a definitive agreement and therefore will be unable to consummate a business combination by the Current Termination Date. The Charter Amendment is essential to allow the Company an option to further extend the time to consummate a business combination to the Extended Termination Date. Approval of the Charter Amendment is a condition to the implementation of the Extension. The Company believes that given the Company’s expenditure of time, effort and money on sourcing and performing due diligence on potential target companies, circumstances warrant providing public shareholders an opportunity to consider the Extension and allow the Company an opportunity to consummate a business combination.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up.

Vote Required and Board of Directors’ Recommendation

Approval of the amendment to the amended and restated memorandum and articles of association requires the affirmative vote of at least 65% of the outstanding shares present. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as a vote “AGAINST” the Charter Amendment.

The Board recommends a vote FOR the Charter Amendment.

 7

PROPOSAL 2: THE TRUST AMENDMENT

The proposed Trust Amendment would amend our existing Trust Agreement to change the date by which the trustee must commence liquidating the trust to the Extended Termination Date and make other conforming amendments. Pursuant to the terms of the proposed amendment to the Trust Agreement, in order to extend the time available for us to consummate our initial business combination, our insiders or their affiliates or designees must deposit $0.14 for each public ordinary share that has not redeemed (or an aggregate of $644,000 if there are no redemptions) into the trust account for each three month extension. The initial extension payment must be made prior to the Current Termination Date, while the second and third extension payment must be deposited into the trust account no fewer than five calendar days prior to the then existing termination date. The insiders will receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would be paid upon consummation of our initial business combination. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the trust account. The complete text of the proposed amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. If more than [*] shares are elected to be redeemed at the Extraordinary General Meeting, we will not effect the Charter Amendment or the Trust Amendment and we will move to liquidate the trust account and dissolve the Company promptly after the Extraordinary General Meeting.

Reasons for the Proposed Trust Amendment

The Company is proposing to amend its Trust Agreement allow the Company to extend its life an additional three (3) times for an additional three months each time from February 16, 2021 to November 16, 2021.

The Trust Amendment is essential to allow the Company an option to further extend the time to consummate a business combination. Approval of the Trust Amendment is a condition to the implementation of the extension.

If the Trust Amendment proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of the British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of holders of at least 65% of the outstanding shares present is required to approve the Trust Amendment. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will have the same effect as a vote “AGAINST” the Trust Amendment.

The Board recommends a vote FOR the Trust Amendment.

 8

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

In October 2018, the Company’s Chief Executive Officer, Gordon Lee, subscribed for an aggregate of 1,000 of ordinary shares for an aggregate purchase price of $1, or approximately $0.001 per share. On February 22, 2019, the Company issued an aggregate of 1,149,000 Ordinary Shares to AGBA Holding Limited for an aggregate purchase price of $25,000 in cash.

Simultaneously with the closing of the IPO, the Company consummated the private placement with certain of its initial shareholders of 225,000 units at a price of $10.00 per Private Unit, generating total proceeds of $2,250,000.

In order to meet our working capital needs following the consummation of the IPO, our initial shareholders, officers and directors and their respective affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $500,000 of the notes may be converted upon consummation of our business combination into private units at a price of $10.00 per unit (which, for example, would result in the holders being issued units to acquire 55,000 ordinary shares (which includes 5,000 shares issuable upon conversion of rights) and warrants to purchase 25,000 ordinary shares if $500,000 of notes were so converted). Our shareholders have approved the issuance of the units and underlying securities upon conversion of such notes, to the extent the holder wishes to so convert them at the time of the consummation of our initial business combination. If we do not complete a business combination, the loans would be repaid out of funds not held in the trust account, and only to the extent available.

The holders of our insider shares issued and outstanding prior to the date of the IPO, as well as the holders of the private units (and all underlying securities) and any securities our initial shareholders, officers, directors or their affiliates may be issued in payment of working capital loans made to us, will be entitled to registration rights pursuant to offering registration rights agreement. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the insider shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these ordinary shares are to be released from escrow. The holders of a majority of the private units or securities issued in payment of working capital loans made to us can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

 9

We will reimburse our officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account and the interest income earned on the amounts held in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination. Our audit committee will review and approve all reimbursements and payments made to any initial shareholder or member of our management team, or our or their respective affiliates, and any reimbursements and payments made to members of our audit committee will be reviewed and approved by our Board of Directors, with any interested director abstaining from such review and approval.

The Sponsor, AGBA Holding Limited, has paid the expenses incurred by the Company an aggregate of $255,020 on a non-interest bearing basis as of September 30, 2020. As of September 30, 2020 and December 31, 2019, the Company owed a balance of $255,020 and $543,193 to AGBA Holding Limited, respectively.

The Company is obligated to pay AGBA Holding Limited, a company owned by the insiders, a monthly fee of $10,000 for general and administrative services. However, pursuant to the terms of such agreement, the Company may delay payment of such monthly fee upon a determination by the Company’s audit committee that the Company lack sufficient funds held outside the trust to pay actual or anticipated expenses in connection with the initial business combination. Any such unpaid amount will accrue without interest and be due and payable no later than the date of the consummation of our initial business combination.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions, including the payment of any compensation, will require prior approval by a majority of our uninterested “independent” directors (to the extent we have any) or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors (or, if there are no “independent” directors, our disinterested directors) determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Procedures for Approval of Related Party Transactions

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our ordinary shares, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

Our audit committee, pursuant to its written charter, will be responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

 10

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize potential conflicts of interest, we have agreed not to consummate a business combination with an entity which is affiliated with any of our initial shareholders unless we obtain an opinion from an independent investment banking firm that the business combination is fair to our unaffiliated shareholders from a financial point of view. Furthermore, in no event will any of our existing officers, directors or initial shareholders, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of a business combination.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten percent shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We believe that, during the year ended December 31, 2020, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

OTHER BUSINESS

While the accompanying Notice of Extraordinary General Meeting of Shareholders provides for the transaction of such other business as may properly come before the Extraordinary General Meeting, the Company has no knowledge of any matters to be presented at the Extraordinary General Meeting other than those listed as Proposals 1 and 2 in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

By Order of the Board of Directors.

/s/ Gordon Lee
Gordon Lee
Chief Executive Officer

New York, New York
[*], 2021

 11

Annex A

Charter Amendment

BVI COMPANY NUMBER: 1994475

TERRITORY OF THE BRITISH VIRGIN ISLANDS THE

BVI BUSINESS COMPANIES ACT, 2004

MEMORANDUM AND ARTICLES OF

ASSOCIATION

OF

AGBA Acquisition Limited

A COMPANY LIMITED BY SHARES

Incorporated on the 8th day of October, 2018

Amended and restated on 7th day of May 2019 by a Resolution of Shareholders

Amended and restated on [___], 2020 by a Resolution of Shareholders

INCORPORATED IN THE BRITISH VIRGIN ISLANDS

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT, 2004

SECOND AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION

OF

AGBA Acquisition Limited

A COMPANY LIMITED BY SHARES

Amended and restated on [                ] 2021 by a Resolution of Shareholders

1.	DEFINITIONS AND INTERPRETATION

1.1.	In this Memorandum of Association and the Articles of Association of the Company, if not inconsistent with the subject or context or unless redefined, the following words shall have the meanings:

“Act” means the BVI Business Companies Act, 2004 (No. 16 of 2004) and includes the regulations made under the Act as may from time to time be amended;

“Articles” means the Articles of Association of the Company;

“Audit Committee” if any, means the audit committee of the Company formed pursuant to Regulation 25.5, or any successor audit committee;

“Auditor” means the person for the time being performing the duties of auditor of the Company (if any);

“Business Combination” means a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (the “target business”), which Business Combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Fund (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Fund) at the time of the agreement to enter into the Business Combination;

“business day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City;

“clearing house” a clearing house recognized by the laws of the jurisdiction in which the Shares and Securities are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction;

“Maxim” means Maxim Group LLC;

“Company” means the above named company, AGBA Acquisition Limited;

“Designated Stock Exchange” means any national securities exchange including NASDAQ Capital Market or NASDAQ;

“Directors” means the directors for the time being of the Company;

“Dividend” means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles;

“Distribution” in relation to a distribution by the Company to a Member means the direct or indirect transfer of an asset, other than Shares, to or for the benefit of the Member, or the incurring of a debt to or for the benefit of a Member, in relation to Shares held by a Member, and whether by means of the purchase of an asset, the purchase, redemption or other acquisition of Shares, a transfer of indebtedness or otherwise, and includes a dividend;

“Eligible Person” means individuals, corporations, trusts, the estates of deceased individuals, partnerships and unincorporated associations of persons;

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time;

“Extension” has the meaning ascribed to it in Regulation 18.6;

“Founders” means all Members immediately prior to the consummation of the IPO;

“IPO” means the Company’s initial public offering of Securities on the Designated Stock Exchange;

“IPO Redemption” has the meaning given to it in Regulation 18.5;

“Member” means a Shareholder of the Company;

“Memorandum” means the Memorandum of the Company;

“Ordinary Share” means an ordinary share of a par value of US$0.001 in the Company;

“Over-Allotment Option” means the option Maxim holds to purchase up to 600,000 units sold in the IPO at a price equal to US$10.00 per unit, less underwriting discounts and commissions;

“Person” includes individuals, corporations, trusts, the estates of deceased individuals, partnerships and unincorporated associations of persons;

“Public Share” means an Ordinary Share issued as part of the units issued in the IPO;

“Redemption Price” has the meaning given to it in Regulation 18.5;

“Register of Members” means the register of Members maintained in accordance with the Act and includes (except where otherwise stated) any branch or duplicate register of Members;

“Registered Office” means the registered office for the time being of the Company;

“Registrar” means the Registrar of Corporate Affairs appointed under section 229 of the Act;

“Resolution of Directors” means either:

(a)	a resolution approved at a duly convened and constituted meeting of Directors by the affirmative vote of a majority of the Directors present at the meeting who voted; or

(b)	a resolution consented to in writing or by telex, telegram, cable or other written electronic communication by all of the Directors. A written resolution consented to in such manner may consist of several documents including written electronic communication, in like form each signed or assented to by one or more Directors;

“Resolution of Shareholders” means subject to Memorandum or Articles requiring a higher percentage either:

(a)	a resolution approved at a duly convened and constituted meeting of the Shareholders of the Company by the affirmative vote at least 50% (or 65% if approval is in connection with an amendment to Regulation 18) of the outstanding Shares present and voting in favor of the resolution at the meeting, provided that; or

(b)	a resolution consented to in writing by at least 50% (or 65% if approval is in connection with an amendment to Regulation 18) of the outstanding Shares voting in favor of the resolution;

“SEC” means the United States Securities and Exchange Commission;

“Share” means an Ordinary Share in the Company;

“Seal” means the Common Seal adopted by the Company and includes every duplicate seal;

“Securities” means Shares and debt obligations of every kind of the Company, and including without limitation, options, warrants and rights to acquire Shares or debt obligations;

“Shareholder” means a Person whose name is entered in the Register of Members as the holder of one or more Shares;

“Sponsor” means Norwich Investment Limited, sponsor to the Company’s IPO;

“Tax Filing Authorized Person” means such person as any Director shall designate;

“Treasury Share” means a Share that was previously issued but was repurchased, redeemed or otherwise acquired by the Company and not cancelled;

“Trust Company” means the trust company nominated by the Company from time to time to hold the Trust Fund;

“Trust Fund” means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with the proceeds of the private placement of the warrants simultaneously with the closing date of the IPO, will be deposited;

“Underwriter” means an underwriter of the IPO from time to time and any successor underwriter; and

“Written” or any term of like import includes information generated, sent, received or stored by electronic, electrical, digital, magnetic, optical, electromagnetic, biometric or photonic means, including electronic data interchange, electronic mail, telegram, telex or telecopy, and “in writing” shall be construed accordingly;

1.1.	In the Memorandum and the Articles, unless the context otherwise requires a reference to:

(a)	a “Regulation” is a reference to a regulation of the Articles;

(b)	a “Clause” is a reference to a clause of the Memorandum;

(c)	voting by Shareholders is a reference to the casting of the votes attached to the Shares held by the Shareholder;

(d)	the Act, the Memorandum or the Articles is a reference to the Act or those documents as amended or, in the case of the Act, any re-enactment thereof and any subsidiary legislation made thereunder;

(e)	reference to one gender or the neuter gender shall also refer to the other gender; and

(f)	the singular includes the plural and vice versa.

1.2.	Any words or expressions defined in the Act shall unless the context otherwise requires or unless otherwise defined herein, bear the same meaning in the Memorandum and the Articles.

1.3.	Headings are inserted for convenience only and shall be disregarded in interpreting the Memorandum and the Articles.

2.	NAME

The name of the Company is AGBA Acquisition Limited.

3.	STATUS

The Company is a company limited by Shares.

4.	REGISTERED OFFICE AND REGISTERED AGENT

4.1.	The first registered office of the Company is at Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands, the office of the first registered agent.

4.2.	The first registered agent of the Company is Vistra (BVI) Limited of Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands.

4.3.	The Company may by Resolution of Shareholders or by Resolution of Directors change the location of its registered office or change its registered agent.

4.4.	Any change of registered office or registered agent will take effect on the registration by the Registrar of a notice of the change filed by the existing registered agent or a legal practitioner in the British Virgin Islands acting on behalf of the Company.

4.5.	The registered agent shall:

(a)	act on the instructions of the Directors of the Company if those instructions are contained in a Resolution of Directors and a copy of the Resolution of Directors is made available to the registered agent; and

(b)	recognize and accept the appointment or removal of a Director by Shareholders.

5.	CAPACITY AND POWERS

5.1.	Subject to the Act and any other British Virgin Islands legislation, the Company has, irrespective of corporate benefit:

(a)	full capacity to carry on or undertake any business or activity, do any act or enter into any transaction; and

(b)	for the purposes of paragraph (a), full rights, powers and privileges.

5.2.	For the purposes of section 9(4) of the Act, there are no limitations on the business that the Company may carry on.

6.	NUMBER AND CLASSES OF SHARES

6.1.	Shares in the company shall be issued in the currency of the United States of America.

6.2.	The Company is authorized to issue a maximum of 100,000,000 Shares, comprising of one (1) class of shares being 100,000,000 Ordinary Shares with a par value of US$0.001 each (the “Ordinary Shares”).

6.3.	The Company shall not issue fractional Shares and fractional Shares shall be rounded down to the nearest whole Share.

6.4.	Shares may be issued in one or more series of Shares as the Directors may by Resolution of Directors determine from time to time.

7.	RIGHTS OF SHARES

7.1.	Each Ordinary Share in the Company confers upon the Member:

(a)	the right to one vote at a meeting of the Members of the Company or on any Resolution of Members;

(b)	the right to an equal share in any dividend paid by the Company;

(c)	the right to an equal share in the distribution of the surplus assets of the Company on its liquidation;

(d)	be subject to redemption, purchase or other acquisition by the Company in accordance with the terms of the Articles; and

(e)	such other rights and entitlements as may be specified in the Articles.

8.	REDEMPTION, REPURCHASE AND SURRENDER OF SHARES

8.1.	The Company may by Resolution of the Directors, redeem, purchase or otherwise acquire all or any of the Shares in the Company subject to the Articles.

8.2.	Subject to the provisions of the Act, and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares, except Public Shares, shall be effected in such manner and upon such other terms as the Company may, by Resolution, determine before the issue of such Shares. With respect to redeeming or repurchasing the Shares:

(a)	Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in Regulation 18.5;

(b)	Shares held by the Founders shall be surrendered by the Founders on a pro rata basis for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the Founders will own 20% of the Company’s issued Shares after the IPO (exclusive of any securities purchased in a private placement simultaneously with the IPO or in the IPO itself ); and

(c)	Public Shares shall be repurchased by way of tender offer in the circumstances set out in Regulation 18.7.

8.3.	Subject to the Act, and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, the Company may purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member. For the avoidance of doubt, redemptions and repurchases of Shares in the circumstances described at Clauses 8.2(a), 8.2(b) and 8.2(c) above shall not require further approval or consent of the Members

8.4.	The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Act.

8.5.	The Directors may accept the surrender for no consideration of any fully paid Share.

9.	VARIATION OF RIGHTS

9.1.	The rights attached to Shares may only, whether or not the Company is being wound up, be varied with the consent in writing of or by a resolution passed at a meeting by the holders of more than seventy-five (75) per cent of the issued Shares of that class.

10.	RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

10.1.	The rights conferred upon the holders of the Shares of any class shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.

11.	REGISTERED SHARES

11.1.	The Company shall issue Registered Shares only.

11.2.	The Company is not authorized to issue Bearer Shares, convert Registered Shares to Bearer Shares or exchange Registered Shares for Bearer Shares.

12.	TRANSFER OF SHARES

12.1.	A share may, subject to the provisions of the Articles, be transferred subject to the prior or subsequent approval of the Company contained in a Resolution of Members or a Resolution of Directors.

12.2.	The Directors may in their absolute and unfettered discretion refuse to approve any intended transfer of a Share.

13.	AMENDMENT OF THE MEMORANDUM AND THE ARTICLES

13.1.	Subject to Clause 9, the Company may amend the Memorandum or the Articles by Resolution of Shareholders or by Resolution of Directors, save that no amendment may be made by Resolution of Directors:

(a)	to restrict the rights or powers of the Shareholders to amend the Memorandum or the Articles;

(b)	to change the percentage of Shareholders required to pass a Resolution of Shareholders to amend the Memorandum or the Articles;

(c)	in circumstances where the Memorandum or the Articles cannot be amended by the Shareholders; or

(d)	to Clauses 7, 9, 10 or this Clause 12.

13.2.	Any amendment of the Memorandum or the Articles will take effect on the registration by the Registrar of a notice of amendment, or restated Memorandum and Articles, filed by the registered agent.

We, Vistra (BVI) Limited of Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands for the purpose of incorporating a BVI Business Company under the laws of the British Virgin Islands hereby sign this Memorandum of Association the 8th day of October, 2018.

Incorporator

[Sd]

(Sd.) Rexella D. Hodge

Authorized Signatory

Vistra (BVI) Limited

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT, 2004

AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

AGBA Acquisition Limited

A COMPANY LIMITED BY SHARES

Amended and restated on [             ] 2019 by a Resolution of Shareholders

1.	REGISTERED SHARES

1.1.	Every Member is entitled to a certificate signed by a director of the Company or under the Seal specifying the number of Shares held by him and the signature of a Director.

1.2.	Any Member receiving a certificate shall indemnify and hold the Company and its Directors and officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession thereof. If a certificate for Shares is worn out or lost it may be renewed on production of the worn out certificate or on satisfactory proof of its loss together with such indemnity as may be required by a Resolution of Directors.

1.3.	If several Eligible Persons are registered as joint holders of any Shares, any one of such Eligible Persons may give an effectual receipt for any Distribution.

2.	SHARES

2.1.	Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting), the Act and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividend or other distribution, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Act and the Articles) vary such rights.

2.2.	The Company may issue Securities to Eligible Persons conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.

2.3.	Section 46 of the Act does not apply to the Company.

2.4.	The Company may issue units of Securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other Securities in the Company, upon such terms as the Directors may from time to time determine. The Securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 90th day following the date of the prospectus relating to the IPO unless the representative of the Underwriters in the IPO determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K with the SEC and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

2.5.	No Shares may be issued for a consideration other than money, unless a Resolution of Directors has been passed stating:

(a)	the amount to be credited for the issue of the Shares;

(b)	their determination of the reasonable present cash value of the non-money consideration for the issue; and

(c)	that, in their opinion, the present cash value of the non-money consideration for the issue is not less than the amount to be credited for the issue of the Shares.

2.6.	The Company shall keep a Register of Members, in compliance with section 41 of the Act, containing:

(a)	the names and addresses of the persons who hold Shares and Securities;

(b)	the number of each class and series of Shares and Securities held by each Member;

(c)	the date on which the name of each Member was entered in the Share Register; and

(d)	the date on which any Eligible Person ceased to be a Member.

2.7.	The Register of Members may be in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until the Directors otherwise determine, the magnetic, electronic or other data storage form shall be the original share register.

2.8.	A Share is deemed to be issued when the name of the Member is entered in the Register of Members.

3.	FORFEITURE

3.1.	Shares that are not fully paid on issue are subject to the forfeiture provisions set forth in this Regulation and for this purpose Shares and Securities issued for a promissory note or a contract for future services are deemed to be not fully paid.

3.2.	A written notice (“Notice”) of call specifying the date for payment to be made shall be served on the Member who defaults in making payment in respect of the Shares and Securities.

3.3.	The written notice of call referred to in Regulation 3.2 shall name a further date not earlier than the expiration of 14 days from the date of service of the Notice on or before which the payment required by the Notice is to be made and shall contain a statement that in the event of non-payment at or before the time named in the Notice, the Shares or Securities, or any of them, in respect of which payment is not made will be liable to be forfeited.

3.4.	Where a written notice of call has been issued pursuant to Regulation 3.2 and the requirements of the notice have not been complied with, the Directors may, at any time before tender of payment, forfeit and cancel the Shares and Securities to which the Notice relates.

3.5.	The Company is under no obligation to refund any moneys to the Member whose Shares or Securities have been cancelled pursuant to Regulation 3.4 and that Member shall be discharged from any further obligation to the Company.

4.	TRANSFER OF SHARES

4.1.	Subject to the Memorandum shares may be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee, which shall be sent to the Company for registration, provided that such transfer also complies with applicable rules of the SEC and federal and state securities laws of the United States. If the Shares in question were issued in conjunction with rights, options or warrants issued on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant

4.2.	In addition to the above, the instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the Designated Stock Exchange or in any other form approved by the officers of the Company and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a clearing house or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time.

4.3.	The transfer of a Share is effective when the name of the transferee is entered on the share register. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members

4.4.	If the Directors of the Company are satisfied that an instrument of transfer relating to Shares has been signed but that the instrument has been lost or destroyed, they may resolve by Resolution of Directors:

(a)	to accept such evidence of the transfer of Shares as they consider appropriate; and

(b)	that the transferee’s name should be entered in the Register of Members notwithstanding the absence of the instrument of transfer.

4.5.	Subject to the Memorandum, the personal representative of a deceased Member may transfer a Share even though the personal representative is not a Member at the time of the transfer.

5.	DISTRIBUTIONS

5.1.	The Company may by Resolution of Directors, authorize a distribution at a time and of an amount they think fit if they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

5.2.	Dividends may be paid in money, shares, or other property.

5.3.	The Company may, by Resolution of Directors, from time to time pay to the Members such interim dividends as appear to the Directors to be justified by the profits of the Company, provided always that they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

5.4.	Notice in writing of any dividend that may have been declared shall be given to each Member in accordance with Regulation 20 and all dividends unclaimed for three years after such notice has been given to a Member may be forfeited by Resolution of Directors for the benefit of the Company.

5.5.	No dividend shall bear interest as against the Company.

6.	REDEMPTION OF SHARES AND TREASURY SHARES

6.1.	Subject to these Articles, the Company may purchase, redeem or otherwise acquire and hold its own Shares save that the Company may not purchase, redeem or otherwise acquire its own Shares without the consent of the Member whose Shares are to be purchased, redeemed or otherwise acquired unless the Company is permitted by the Act or any other provision in the Memorandum or Articles to purchase, redeem or otherwise acquire the Shares without such consent.

6.2.	The purchase redemption or other acquisition by the Company of its own Shares is deemed not to be a distribution where:

(a)	The Company purchases, redeems or otherwise acquires the Shares pursuant to a right of a Member to have his Shares redeemed or to have his shares exchanged for money or other property of the Company; or

(b)	The Company purchases, redeems or otherwise acquires the Shares by virtue of the provisions of section 179 of the Act.

6.3.	Sections 60, 61 and 62 of the Act shall not apply to the Company.

6.4.	Shares that the Company purchases, redeems or otherwise acquires pursuant to this Regulation may be cancelled or held as Treasury Shares except to the extent that such Shares are in excess of 50 percent of the issued Shares in which case they shall be cancelled but they shall be available for reissue.

6.5.	All rights and obligations attaching to a Treasury Share are suspended and shall not be exercised by the Company while it holds the Share as a Treasury Share.

6.6.	Treasury Shares may be disposed of by the Company on such terms and conditions (not otherwise inconsistent with the Memorandum and Articles) as the Company may by Resolution of Directors determine.

6.7.	Where Shares are held by another body corporate of which the Company holds, directly or indirectly, shares having more than 50 per cent of the votes in the election of directors of the other body corporate, all rights and obligations attaching to the Shares held by the other body corporate are suspended and shall not be exercised by the other body corporate.

7.	MEETINGS AND CONSENTS OF MEMBERS

7.1.	Any director of the Company may convene meetings of the Members at such times and in such manner and places within or outside the British Virgin Islands as the director considers necessary or desirable.

7.2.	Upon the written request of the Members entitled to exercise ten per cent (10%) or more of the voting rights in respect of the matter for which the meeting is requested the Directors shall convene a meeting of Members.

7.3.	The Director convening a meeting shall give at least ten (10) days’ written notice of a meeting of Members to:

(a)	those Members whose names on the date the notice is given appear as Members in the Register of Members and are entitled to vote at the meeting; and

(b)	the other Directors.

7.4.	The director convening a meeting of Members may fix as the record date for determining those Members that are entitled to vote at the meeting the date notice is given of the meeting, or such other date as may be specified in the notice, being a date not earlier than the date of the notice.

7.5.	A meeting of Members held in contravention of the requirement to give notice is valid if Members holding at least 90 per cent of the total voting rights on all the matters to be considered at the meeting have waived notice of the meeting and, for this purpose, the presence of a Member at the meeting shall constitute waiver in relation to all the Shares which that Member holds.

7.6.	The inadvertent failure of a director who convenes a meeting to give notice of a meeting to a Member or another director, or the fact that a Member or another director has not received notice, does not invalidate the meeting.

7.7.	A Member may be represented at a meeting of Members by a proxy who may speak and vote on behalf of the Member.

7.8.	The instrument appointing a proxy shall be produced at the place designated for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote.

7.9.	The instrument appointing a proxy shall be in substantially the following form or such other form as the chairman of the meeting shall accept as properly evidencing the wishes of the Member appointing the proxy.

To: AGBA Acquisition Limited

I/We, being a Member of the above Company HEREBY APPOINT …….…………………….…… of………………………………………………………….....……….…………..………… or failing him ………………………………..…………………………….…..…………………………………. of …………………………………….……………………………………………………..…..……… to be my/our proxy to vote for me/us at the meeting of Members to be held on the …… day of ……, 20…… and at any adjournment thereof.

(Any restrictions on voting to be inserted here.)

Signed this …… day of ……, 20……

……………………………

Member

7.10.	The following applies where Shares are jointly owned:

(a)	if two or more persons hold Shares jointly each of them may be present in person or by proxy at a meeting of Members and may speak as a Member;

(b)	if only one of the joint owners is present in person or by proxy he may vote on behalf of all joint owners; and

(c)	if two or more of the joint owners are present in person or by proxy they must vote as one and in the event of disagreement between any of the joint owners of Shares then the vote of the joint owner whose name appears first (or earliest) in the Register of Members in respect of the relevant Shares shall be recorded as the vote attributable to the Shares.

7.11.	A Member shall be deemed to be present at a meeting of Members if he participates by telephone or other electronic means and all Members participating in the meeting are able to hear each other.

7.12.	A meeting of Members is duly constituted if, at the commencement of the meeting, there are present in person or by proxy Members representing not less than one-half of the votes of the Public Shares entitled to vote on Resolutions of Members to be considered at the meeting. If the Company has two or more classes of shares, a meeting may be quorate for some purposes and not for others. A quorum may comprise a single Member or proxy and then such person may pass a Resolution of Members and a certificate signed by such person accompanied where such person holds a proxy by a copy of the proxy instrument shall constitute a valid Resolution of Members.

7.13.	If within two hours from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Members, shall be dissolved; in any other case it shall stand adjourned to the next business day in the jurisdiction in which the meeting was to have been held at the same time and place, and if at the adjourned meeting there are present within one hour from the time appointed for the meeting in person or by proxy not less than one third of the votes of the Shares or each class or series of Shares entitled to vote on the matters to be considered by the meeting, those present shall constitute a quorum but otherwise the meeting shall be dissolved.

7.14.	At every meeting of Members, the chairman of the Board shall preside as chairman of the meeting. If there is no chairman of the Board or if the chairman of the Board is not present at the meeting, the Members present shall choose one of their number to be the chairman. If the Members are unable to choose a chairman for any reason, then the person representing the greatest number of voting Shares present in person or by proxy at the meeting shall preside as chairman failing which the oldest individual Member or representative of a Member present shall take the chair.

7.15.	The chairman may, with the consent of the meeting, adjourn any meeting from time to time, and from place to place.

7.16.	At any meeting of the Members the chairman is responsible for deciding in such manner as he considers appropriate whether any resolution proposed has been carried or not and the result of his decision shall be announced to the meeting and recorded in the minutes of the meeting. If the chairman has any doubt as to the outcome of the vote on a proposed resolution, he shall cause a poll to be taken of all votes cast upon such resolution. If the chairman fails to take a poll then any Member present in person or by proxy who disputes the announcement by the chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the chairman shall cause a poll to be taken. If a poll is taken at any meeting, the result shall be announced to the meeting and recorded in the minutes of the meeting.

7.17.	Subject to the specific provisions contained in this Regulation for the appointment of representatives of Members other than individuals the right of any individual to speak for or represent a Member shall be determined by the law of the jurisdiction where, and by the documents by which, the Member is constituted or derives its existence. In case of doubt, the Directors may in good faith seek legal advice and unless and until a court of competent jurisdiction shall otherwise rule, the Directors may rely and act upon such advice without incurring any liability to any Member or the Company.

7.18.	Any Member, other than an individual, may by resolution of its directors or other governing body, authorize such individual as it thinks fit to act as its representative at any meeting of Members or of any class of Members, and the individual so authorized shall be entitled to exercise the same rights on behalf of the Member which he represents as that Member could exercise if it were an individual.

7.19.	The chairman of any meeting at which a vote is cast by proxy or on behalf of any Member other than an individual may at the meeting but not thereafter call for a notarially certified copy of such proxy or authority which shall be produced within 7 days of being so requested or the votes cast by such proxy or on behalf of such Member shall be disregarded.

7.20.	Directors of the Company may attend and speak at any meeting of Members and at any separate meeting of the holders of any class or series of Shares.

7.21.	An action that may be taken by the Members at a meeting may also be taken by a Resolution of Members consented to in writing, without the need for any prior notice. If any Resolution of Members is adopted otherwise than by the unanimous written consent of all Members, a copy of such resolution shall forthwith be sent to all Members not consenting to such resolution. The consent may be in the form of counterparts, each counterpart being signed by one or more Members. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the earliest date upon which Eligible Persons holding a sufficient number of votes of Shares to constitute a Resolution of Members have consented to the resolution by signed counterparts.

8.	UNTRACEABLE SHAREHOLDERS

8.1.	Where any Shareholder is untraceable, the Company may sell any of their Shares provided that:

(a)	no less than 3 checks for any sums payable in cash to such Shareholder have remained uncashed for a period of 12 years from the date of issue of the check;

(b)	the Company not having during that time or before the expiry of the three-month period referred to in (c) below received any indication of the existence of the Shareholder or person entitled to such shares by death, bankruptcy or operation of law; and

(c)	upon expiration of the 12-year period, an advertisement has been published in newspapers, giving notice of the Company’s intention to sell those Shares, and a period of three months or such shorter period has elapsed since the date of such advertisement.

then, the net proceeds of any such sale shall be held in the Company, and the net proceeds shall be accounted as a debt due to that untraceable Shareholder for an amount equal to such net proceeds.

9.	DIRECTORS

9.1.	The first Directors of the Company shall be appointed by the first registered agent within 30 days of the incorporation of the Company; and thereafter, the Directors shall be elected by Resolution of Members or by Resolution of Directors for such term as the Members or Directors shall determine.

9.2.	No person shall be appointed as a director of the Company unless he has consented in writing to act as a director.

9.3.	Subject to Regulation 9.1, the minimum number of Directors shall be two (2) and there shall be no maximum number of Directors.

9.4.	Each Director holds office for the term, if any, fixed by the Resolution of Members or Resolution of Directors appointing him, or until his earlier death, resignation or removal. If no term is fixed on the appointment of a Director, the Director shall serve indefinitely until his earlier death, resignation or removal.

9.5.	A director may be removed from office with or without cause by:

(a)	a Resolution of Members called for the purposes of removing the director or for purposes including the removal of the director or by a written resolution passed by a least seventy five per cent of the Members of the Company entitled to vote, provided that no director appointed from the closing of the IPO until consummation of the initial Business Combination may be removed by a Resolution of Members; or

(b)	a Resolution of Directors.

9.6.	A Director may resign his office by giving written notice of his resignation to the Company and the resignation has effect from the date the notice is received by the Company at the office of its registered agent or from such later date as may be specified in the notice. A director shall resign forthwith as a Director if he is, or becomes, disqualified from acting as a director under the Act.

9.7.	The Directors may at any time appoint any person to be a Director either to fill a vacancy or as an addition to the existing Directors. Where the Directors appoint a person as Director to fill a vacancy, the term shall not exceed the term that remained when the Director being replaced ceased to hold office.

9.8.	A vacancy in relation to Directors occurs if a Director dies or otherwise ceases to hold office prior to the expiration of his term of office.

9.9.	The Company shall keep a register of directors complying with the Act containing:

(a)	the names and addresses of the persons who are Directors;

(b)	the date on which each person whose name is entered in the register of Directors was appointed as a Director of the Company;

(c)	the date on which each person named as a Director ceased to be a Director of the Company; and

(d)	such other information as may be prescribed by the Act.

9.10.	The register of Directors may be kept in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until a Resolution of Directors determining otherwise is passed, the magnetic, electronic or other data storage shall be the original register of Directors.

9.11.	A Director is not required to hold a Share as a qualification to office.

10.	REMUNERATION OF DIRECTORS

10.1.	The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine, provided that no remuneration shall be paid to any Director prior to the consummation of a Business Combination. The Directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

10.2.	The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond his ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company (collectively an “Advisor”), or otherwise serves in his capacity as an Advisor shall be separately remunerated for services provided as an Advisor in addition to his remuneration as a Director.

11.	POWERS OF DIRECTORS

11.1.	The business and affairs of the Company shall be managed by, or under the direction or supervision of, the Directors. The Directors have all the powers necessary for managing, and for directing and supervising, the business and affairs of the Company. The Directors may pay all expenses incurred preliminary to and in connection with the incorporation of the Company and may exercise all such powers of the Company as are not by the Act or by the Memorandum or the Articles required to be exercised by the Members.

11.2.	If the Company is the wholly owned subsidiary of a holding company, a director of the Company may, when exercising powers or performing duties as a director, act in a manner which he believes is in the best interests of the holding company even though it may not be in the best interests of the Company.

11.3.	If the Company is a subsidiary, but not a wholly owned subsidiary, of a holding company, and the shareholders other than the holding company agree in advance, a director of the Company may, when exercising powers or performing duties as a director in connection with the carrying out of the joint venture, act in a manner which he believes is in the best interests of a Member or some Members even though it may not be in the best interests of the Company.

11.4.	If the Company is carrying out a joint venture between shareholders, a director of the Company may, when exercising powers or performing duties as a director, act in a manner which he believes is in the best interests of the holding company even though it may not be in the best interests of the Company.

11.5.	Each Director shall exercise his powers for a proper purpose and shall not act or agree to the Company acting in a manner that contravenes the Memorandum, the Articles or the Act. Each Director, in exercising his powers or performing his duties, shall act honestly and in good faith in what the Director believes to be the best interests of the Company.

11.6.	The Directors may by Resolution of Directors exercise all the powers of the Company to incur indebtedness, liabilities or obligations and to secure indebtedness, liabilities or obligations whether of the Company or of any third party.

11.7.	All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as shall from time to time be determined by Resolution of Directors.

11.8.	Section 175 of the Act shall not apply to the Company.

12.	PROCEEDINGS OF DIRECTORS

12.1.	Any one director of the Company may call a meeting of the Directors by sending a written notice to all other Directors.

12.2.	The Directors or any committee thereof may meet at such times and in such manner and places within or outside the British Virgin Islands as the notice calling the meeting provides.

12.3.	A Director is deemed to be present at a meeting of Directors if he participates by telephone or other electronic means and all Directors participating in the meeting are able to hear each other.

12.4.	A Director shall be given not less than three days’ notice of meetings of Directors, but a meeting of Directors held without three days’ notice having been given to all Directors shall be valid if all the Directors entitled to vote at the meeting waive notice of the meeting, and for this purpose the presence of a Director at a meeting shall constitute waiver by that director. The inadvertent failure to give notice of a meeting to a Director, or the fact that a Director has not received the notice, does not invalidate the meeting.

12.5.	A meeting of Directors is duly constituted for all purposes if at the commencement of the meeting there are present in person not less than one-half of the total number of Directors, unless there are only two Directors in which case the quorum is two.

12.6.	If the Company has only one Director the provisions herein contained for meetings of Directors do not apply and such sole Director has full power to represent and act for the Company in all matters as are not by the Act, the Memorandum or the Articles required to be exercised by the Members. In lieu of minutes of a meeting the sole Director shall record in writing and sign a note or memorandum of all matters requiring a Resolution of Directors. Such a note or memorandum constitutes sufficient evidence of such resolution for all purposes.

12.7.	At meetings of Directors at which the chairman of the Board is present, he shall preside as chairman of the meeting. If there is no chairman of the Board or if the chairman of the Board is not present, the Directors present shall choose one of their number to be chairman of the meeting. If the Directors are unable to choose a chairman for any reason, then the longest standing Director present shall take the chair.

12.8.	An action that may be taken by the Directors or a committee of directors at a meeting may also be taken by a Resolution of Directors or a resolution of a committee of Directors consented to in writing by all Directors or by all members of the committee, as the case may be, without the need for any notice. The consent may be in the form of counterparts each counterpart being signed by one or more Directors. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the date upon which the last director has consented to the resolution by signed counterparts.

13.	COMMITTEES

13.1.	The Directors may, by Resolution of Directors, designate one or more committees, each consisting of one or more Directors, and delegate one or more of their powers, including the power to affix the Seal, to the committee.

13.2.	The Directors have no power to delegate to a committee of directors any of the following powers:

(a)	to amend the Memorandum or the Articles:

(b)	to designate committees of directors;

(c)	to delegate powers to a committee of Directors;

(d)	to appoint Directors;

(e)	to appoint an agent;

(f)	to approve a plan of merger, consolidation or arrangement; or

(g)	to make a declaration of solvency or to approve a liquidation plan.

13.3.	Regulations 13.2(b) and 13.2(c) do not prevent a committee of Directors, where authorized by the Resolution of Directors appointing such committee or by a subsequent Resolution of Directors, from appointing a sub-committee and delegating powers exercisable by the committee to the sub-committee.

13.4.	The meetings and proceedings of each committee of Directors consisting of 2 or more Directors shall be governed mutatis mutandis by the provisions of the Articles regulating the proceedings of Directors so far as the same are not superseded by any provisions in the Resolution of Directors establishing the committee.

14.	OFFICERS AND AGENTS

14.1.	The Company may by Resolution of Directors appoint officers of the Company at such times as may be considered necessary or expedient. Such officers may consist of a chairman of the Board of Directors, a Chief Executive Officer, one or more vice- presidents, secretaries and treasurers and such other officers as may from time to time be considered necessary or expedient. Any number of offices may be held by the same person.

14.2.	The officers shall perform such duties as are prescribed at the time of their appointment subject to any modification in such duties as may be prescribed thereafter by Resolution of Directors. In the absence of any specific prescription of duties it shall be the responsibility of the chairman of the Board to preside at meetings of Directors and Members, the Chief Executive Officer to manage the day to day affairs of the Company, the vice-presidents to act in order of seniority in the absence of the Chief Executive Officer but otherwise to perform such duties as may be delegated to them by the Chief Executive Officer, the secretaries to maintain the share register, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by applicable law, and the treasurer to be responsible for the financial affairs of the Company.

14.3.	The emoluments of all officers shall be fixed by Resolution of Directors.

14.4.	The officers of the Company shall hold office until their death, resignation or removal. Any officer elected or appointed by the Directors may be removed at any time, with or without cause, by Resolution of Directors. Any vacancy occurring in any office of the Company may be filled by Resolution of Directors.

14.5.	The Resolution of Directors appointing an agent may authorize the agent to appoint one or more substitutes or delegates to exercise some or all of the powers conferred on the agent by the Company. The Directors may remove an agent appointed by the Company and may revoke or vary a power conferred on him.

15.	FINANCIAL YEAR

15.1.	Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st March in each year and, following the year of incorporation, shall begin on 1st April in each year.

16.	TRANSFER BY WAY OF CONTINUATION

16.1.	The Company may by Resolution of the Directors have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the British Virgin Islands and to be deregistered in the British Virgin Islands.

17.	MERGERS AND CONSOLIDATIONS

17.1.	The Company shall have the power to merge or consolidate with one or more other constituent companies upon such terms as the Directors by may determine by a Resolution of the Directors subject as may be permitted by the Act.

18.	BUSINESS COMBINATION

18.1.	Notwithstanding any other Regulations of the Articles, this Regulation 18 shall apply during the period commencing upon the adoption of the Articles and terminating upon the first to occur of the consummation of any Business Combination and the distribution of the Trust Fund pursuant to Regulation 18.6. In the event of a conflict between this Regulation 18 and any other Regulation, the provisions of this Regulation 18 shall prevail, and this Regulation may not be amended prior to the consummation of a Business Combination without the approval of a Resolution of Members.

18.2.	Prior to the consummation of any Business Combination, the Company shall either:

(a)	submit such Business Combination to its Members for approval; or

(b)	provide Members with the opportunity to have their Shares repurchased by means of a tender offer for an amount equal to their pro rata share of the Trust Fund, provided that the Company shall not repurchase Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001.

18.3.	The Company shall initiate any tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act, and shall file tender offer documents with the SEC prior to completing a Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act, to repurchase Public Shares.

18.4.	At a general meeting called for the purposes of approving a Business Combination pursuant to this Regulation, in the event that a majority of the Shares voted are voted for the approval of the Business Combination, the Company shall be authorised to consummate the Business Combination, provided that the Company shall not consummate any Business Combination unless the Company has net tangible assets of at least US$5,000,001 upon such consummation or any greater net tangible asset or cash requirement that may be contained in the agreement relating to the Business Combination.

18.5.	Any Member holding Shares issued to persons who are not a Founder, officer of the Company or Director may, contemporaneously with any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the “IPO Redemption”), provided that the Member follows the applicable procedures for redemption specified in the applicable disclosure documents. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per Share redemption price equal to their pro rata share of the Trust Fund (such redemption price being referred to herein as the “Redemption Price”).

The Redemption Price shall be paid promptly following the consummation of the relevant Business Combination. If the proposed Business Combination is not approved or completed for any reason then such redemptions shall be cancelled and share certificates (if any) returned to the relevant Members as appropriate.

18.6.	In the event that the Company does not consummate an initial Business Combination within 12 months after the closing of the IPO (the “Deadline”), the Company may, but is not obliged to, extend the period of time to consummate the Business Combination up to six (6) occasions and for up to 3 months (the “Extension”) on each occasion, for up to 30 months from the closing of the IPO to initiate the initial Business Combination, provided that if the Company exercises the Extension, then, the Founders, or their affiliates or designees, shall upon five (5) days advance notice prior to the Deadline, deposit into the Trust Fund, $0.14 for each outstanding public ordinary share (the “Top-up Amount”) on or prior to the Deadline.

18.7.	If the Company does not complete its initial Business Combination within 12 or 30 months of the IPO, as the case may be, or if the full Top-up Amount is not paid in full by the Founders, the Company shall redeem 100% of the outstanding Public Shares for a pro rata portion of the funds held in the Trust Fund, including a pro rata portion of any interest earned, but excluding all expenses paid and reserves for expenses and taxes payable.

18.8.	A holder of Public Shares shall be entitled to receive distributions from the Trust Fund only in the event of an IPO Redemption, a repurchase of Shares by means of a tender offer pursuant to Regulation 18.2(b), or a distribution of the Trust Fund pursuant to Regulation 18.6 or 18.7. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Fund.

18.9.	After the issue of Public Shares, and prior to the consummation of a Business Combination, the Directors shall not issue additional Shares or any other Securities that participate in any manner in the Trust Fund or that vote as a class with Public Shares on any Business Combination.

18.10.	The uninterested independent Directors shall approve any transaction or transactions between the Company and any of the following parties:

(a)	any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company; and

(b)	any Director or executive officer of the Company and any affiliate or relative of such Director or executive officer.

18.11.	A Director may vote in respect of any Business Combination in which such Director has a conflict of interest with respect to the evaluation of such Business Combination. Such Director must disclose such interest or conflict to the other Directors.

18.12.	The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

18.13.	The Company may enter into a Business Combination with a target business that is affiliated with the Sponsor, the Directors or executive officers of the Company.

19.	CONFLICT OF INTERESTS

19.1.	A director of the Company shall, forthwith after becoming aware of the fact that he is interested in a transaction entered into or to be entered into by the Company, disclose the interest to all other Directors.

19.2.	For the purposes of Regulation 19.1, a disclosure to all other Directors to the effect that a Director is a member, director or officer of another named entity or has a fiduciary relationship with respect to the entity or a named individual and is to be regarded as interested in any transaction which may, after the date of the entry or disclosure, be entered into with that entity or individual, is a sufficient disclosure of interest in relation to that transaction.

19.3.	Subject to any rules or regulations of the Designated Exchange or any laws or regulations governing companies listed on the Designated Exchange, a Director who is interested in a transaction entered into or to be entered into by the Company may:

(a)	vote on a matter relating to the transaction;

(b)	attend a meeting of Directors at which a matter relating to the transaction arises and be included among the Directors present at the meeting for the purposes of a quorum; and

(c)	sign a document on behalf of the Company, or do any other thing in his capacity as a Director, that relates to the transaction, and, subject to compliance with the Act shall not, by reason of his office be accountable to the Company for any benefit which he derives from such transaction and no such transaction shall be liable to be avoided on the grounds of any such interest or benefit.

20.	INDEMNIFICATION

20.1.	Subject to the limitations hereinafter provided the Company shall indemnify against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred in connection with legal, administrative or investigative proceedings any person who:

(a)	is or was a party or is threatened to be made a party to any threatened, pending or completed proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director of the Company; or

(b)	is or was, at the request of the Company, serving as a director of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise.

20.2.	The indemnity in Regulation 20.1 only applies if the person acted honestly and in good faith with a view to what that person believed were the best interests of the Company and, in the case of criminal proceedings, the person had no reasonable cause to believe that their conduct was unlawful.

20.3.	The decision of the Directors as to whether the person acted honestly and in good faith and with a view to the best interests of the Company and as to whether the person had no reasonable cause to believe that his conduct was unlawful is, in the absence of fraud, sufficient for the purposes of the Articles, unless a question of law is involved.

20.4.	The termination of any proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself, create a presumption that the person did not act honestly and in good faith and with a view to the best interests of the Company or that the person had reasonable cause to believe that his conduct was unlawful.

20.5.	The Company may purchase and maintain insurance in relation to any person who is or was a director, officer or liquidator of the Company, or who at the request of the Company is or was serving as a director, officer or liquidator of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise, against any liability asserted against the person and incurred by the person in that capacity, whether or not the Company has or would have had the power to indemnify the person against the liability as provided in the Articles.

21.	RECORDS

21.1.	The Company shall keep the following documents at the office of its registered agent:

(a)	the Memorandum and the Articles;

(b)	the Register of Members, or a copy of the Register of Members;

(c)	the register of Directors, or a copy of the register of Directors; and

(d)	copies of all notices and other documents filed by the Company with the Registrar of Corporate Affairs in the previous 10 years.

21.2.	If the Company maintains only a single copy of the Register of Members or a copy of the register of Directors at the office of its registered agent, it shall:

(a)	within 15 days of any change in either register, notify the registered agent in writing of the change; and

(b)	provide the registered agent with a written record of the physical address of the place or places at which the original Register of Members or the original register of Directors is kept.

21.3.	The Company shall keep the following records at the office of its registered agent or at such other place or places, within or outside the British Virgin Islands, as the Directors may determine:

(a)	minutes of meetings and Resolutions of Members and classes of Members;

(b)	minutes of meetings and Resolutions of Directors and committees of Directors; and

(c)	an impression of the Seal, if any.

21.4.	Where any original records referred to in this Regulation are maintained other than at the office of the registered agent of the Company, and the place at which the original records is changed, the Company shall provide the registered agent with the physical address of the new location of the records of the Company within 14 days of the change of location.

21.5.	The records kept by the Company under this Regulation shall be in written form or either wholly or partly as electronic records.

22.	REGISTERS OF CHARGES

22.1.	The Company shall maintain at the office of its registered agent a register of charges in which there shall be entered the following particulars regarding each mortgage, charge and other encumbrance created by the Company:

(a)	the date of creation of the charge;

(b)	a short description of the liability secured by the charge;

(c)	a short description of the property charged;

(d)	the name and address of the trustee for the security or, if there is no such trustee, the name and address of the chargee;

(e)	unless the charge is a security to bearer, the name and address of the holder of the charge; and

(f)	details of any prohibition or restriction contained in the instrument creating the charge on the power of the Company to create any future charge ranking in priority to or equally with the charge.

23.	CONTINUATION

23.1.	The Company may by Resolution of Members or by a Resolution of Directors continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands in the manner provided under those laws.

24.	SEAL

24.1.	The Company may have more than one Seal and references herein to the Seal shall be references to every Seal which shall have been duly adopted by Resolution of Directors. The Directors shall provide for the safe custody of the Seal and for an imprint thereof to be kept at the registered office. Except as otherwise expressly provided herein the Seal when affixed to any written instrument shall be witnessed and attested to by the signature of any one director or other person so authorized from time to time by Resolution of Directors. Such authorization may be before or after the Seal is affixed, may be general or specific and may refer to any number of sealings. The Directors may provide for a facsimile of the Seal and of the signature of any director or authorized person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the Seal had been affixed to such instrument and the same had been attested to as hereinbefore described.

25.	ACCOUNTS AND AUDIT

25.1.	The Company shall keep records that are sufficient to show and explain the Company’s transactions and that will, at any time, enable the financial position of the Company to be determined with reasonable accuracy.

25.2.	The Company may by Resolution of Members call for the Directors to prepare periodically and make available a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit and loss of the Company for a financial period and a true and fair view of the assets and liabilities of the Company as at the end of a financial period.

25.3.	The Company may by Resolution of Members call for the accounts to be examined by auditors.

25.4.	The first auditors shall be appointed by Resolution of Directors; subsequent auditors shall be appointed by a Resolution of Members or a Resolution of Directors.

25.5.	The Directors shall establish and maintain an audit committee (the “Audit Committee”) as a committee of the Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange. The Audit Committee shall meet at least once every financial quarter, or more frequently as the circumstances dictate.

25.6.	The auditors may be Members, but no director or other officer shall be eligible to be an auditor of the Company during their continuance in office.

25.7.	The remuneration of the auditors of the Company:

(a)	in the case of auditors appointed by the Directors, may be fixed by Resolution of Directors; and

(b)	subject to the foregoing, shall be fixed by Resolution of Members or in such manner as the Company may by Resolution of Members determine.

25.8.	The auditors shall examine each profit and loss account and balance sheet required to be laid before a meeting of the Members or otherwise given to Members and shall state in a written report whether or not:

(a)	in their opinion the profit and loss account and balance sheet give a true and fair view respectively of the profit and loss for the period covered by the accounts, and of the assets and liabilities of the Company at the end of that period; and

(b)	all the information and explanations required by the auditors have been obtained.

25.9.	The report of the auditors shall be annexed to the accounts and shall be read at the meeting of Members at which the accounts are laid before the Company or shall be otherwise given to the Members.

25.10.	Every auditor of the Company shall have a right of access at all times to the books of account and vouchers of the Company, and shall be entitled to require from the Directors and officers of the Company such information and explanations as he thinks necessary for the performance of the duties of the auditors.

25.11.	The auditors of the Company shall be entitled to receive notice of, and to attend any meetings of Members at which the Company’s profit and loss account and balance sheet are to be presented.

26.	TAX FILINGS

26.1.	Each Tax Filing Authorized Person and any such other person, acting alone, as any Director shall designate from time to time, are authorized to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any Director or officer of the Company. The Company further ratifies and approves any such filing made by any Tax Filing Authorized Person or such other person prior to the date of the Articles.

27.	NOTICES

27.1.	Any notice, information or written statement to be given by the Company to Members may be given by personal service by mail, facsimile or other similar means of electronic communication, addressed to each Member at the address shown in the share register.

27.2.	Any summons, notice, order, document, process, information or written statement to be served on the Company may be served by leaving it, or by sending it by registered mail addressed to the Company, at its registered office, or by leaving it with, or by sending it by registered mail to, the registered agent of the Company.

27.3.	Service of any summons, notice, order, document, process, information or written statement to be served on the Company may be proved by showing that the summons, notice, order, document, process, information or written statement was delivered to the registered office or the registered agent of the Company or that it was mailed in such time as to admit to its being delivered to the registered office or the registered agent of the Company in the normal course of delivery within the period prescribed for service and was correctly addressed and the postage was prepaid.

28.	VOLUNTARY WINDING UP

28.1.	The Company may by a Resolution of Members or by a Resolution of Directors appoint a voluntary liquidator.

28.2.	If the Company does not commence its Business Combination within either 12 months of the IPO, or by the end of the Extension if an Extension has been exercised (whichever is later), such event shall terminate the existence of the Company and the Company shall appoint a voluntary liquidator to commence the liquidation of the Company.

We, Vistra (BVI) Limited of Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands for the purpose of incorporating a BVI Business Company under the laws of the British Virgin Islands hereby sign this Memorandum of Association the 8th day of October, 2018.

Incorporator

[Sd]

(Sd.) Rexella D. Hodge

Authorized Signatory

Vistra (BVI) Limited

Annex B

AMENDMENT TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of [*], 2021, to the Investment Management Trust Agreement (as defined below) is made by and between AGBA Acquisition Limited (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of May 14, 2019 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at an extraordinary general meeting of shareholders of the Company held on [*], 2021, the Company shareholders approved (i) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association to provide that the date by which the Company shall be required to effect a Business Combination to be extended three times for three months and (ii) a proposal to extend the date on which to commence liquidating the Trust Account in the event the Company has not consummated a business combination; and

WHEREAS, on the date hereof, the Company is filing the Charter Amendment with the Registrar of Corporate Affairs in the British Virgin Islands (“BVI”).

NOW THEREFORE, IT IS AGREED:

1.	Section 1(i) of the Trust Agreement is hereby amended and restated to read in full as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by Maxim, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the 12-month anniversary of the closing of the IPO (“Closing”) or, in the event that the Company extended the time to complete the Business Combination for up to 30-months from the closing of the IPO but has not completed the Business Combination within such 30-month period, the 30-month anniversary of the Closing (“Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date.”

2.	Section 2(b) of the Trust Agreement is hereby amended and restated to read in full as follows:

“(b) The limited distributions referred to in Section 2(a) above shall be made only from income collected on the Property. Except as provided in Section 2(a), no other distributions from the Trust Account shall be permitted except in accordance with Section 1(i), 1(m), 1(n) and 2(d) hereof.”

3.	A new Section 2(d) is hereby inserted in the Trust Agreement immediately following Section 2(c) as follows:

“(d) Upon the receipt of an Amendment Notification Letter (as defined below), the Trustee shall distribute to Public Shareholders who exercised their conversion rights in connection with an Amendment (as defined below), an amount equal to the pro rata share of the Property relating to the ordinary shares for which such Public Shareholders have exercised conversion rights in connection with such Amendment.”

4.	A new Section 3(k) is hereby inserted in the Trust Agreement immediately following Section 3(j) as follows:

“(k) If the Company seeks to amend any provision of its Amended and Restated Memorandum and Articles of Association relating to shareholders’ rights or pre-Business Combination activity (including the time within which the Company has to complete a Business Combination) (in each case an “Amendment”), the Company will provide the Trustee with a letter (an “Amendment Notification Letter”) in the form of Exhibit G providing instructions for the distribution of funds to Public Shareholders who exercise their conversion option in connection with such Amendment.”

5.	Section 7(c) of the Trust Agreement is hereby amended and restated to read in full as follows:

“(c) This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Except for Sections 1(i), 1(k), 1(l), 1(m), 1(n), 2(d), 3(g), 3(h), 3(k), 7(c) and 7(h) (which may only be amended with the approval of the holders of at least 65% of the ordinary shares sold in the IPO who present in person or by proxy, provided that all Public Shareholders must be given the right to receive a pro-rata portion of the trust account (no less than $10.00 per share plus the amount per share deposited in the Trust Account pursuant to any Extension Letter) in connection with any such amendment), this Agreement or any provision hereof may only be changed, amended or modified by a writing signed by each of the parties hereto; provided, however, that no such change, amendment or modification may be made without the prior written consent of Maxim. As to any claim, cross-claim or counterclaim in any way relating to this Agreement, each party waives the right to trial by jury. The Trustee may require from Company counsel an opinion as to the propriety of any proposed amendment”

6.	Exhibit D attached hereto is hereby added to replace as the current Exhibit D to the Trust Agreement.

7.	Exhibit G attached hereto is hereby added as Exhibit G to the Trust Agreement.

8.	All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

9.	This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

10.	This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

11.	This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS TRUSTEE

By:
Name:	Francis Wolf
Title:	Vice President

AGBA ACQUISITION LIMITED

By:
Name:	Gordon Lee
Title:	Chief Executive Officer

3

EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: Francis E. Wolf, Jr. and Celeste Gonzalez

Re:       Trust Account No. [______________] Extension Letter

Gentlemen:

Pursuant to Section 1(l) of the Investment Management Trust Agreement between AGBA Acquisition Limited (“Company”) and Continental Stock Transfer & Trust Company, dated as of May 14, 2019 (“Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional three (3) months, from _______ to _________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $_________, which will be wired to you, into the Trust Account investments upon receipt.

This is the ____ of up to three Extension Letters.

Very truly yours,

AGBA ACQUISITION LIMITED

By:
Name:
Title:

cc: Maxim Group LLC

4

EXHIBIT G

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, N.Y. 10004

Attn: Francis E. Wolf, Jr. and Celeste Gonzalez, Trust Services

Re: Trust Account No. [   ]

Ladies and Gentlemen:

Pursuant to Section 2(d) of the Investment Management Trust Agreement between AGBA Acquisition Limited (“Company”) and Continental Stock Transfer & Trust Company, dated as of May 14, 2019 (as amended, the “Trust Agreement”), the Company hereby requests that you deliver to the Public Shareholders who have properly elected to have their ordinary shares converted into cash in connection with the shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association to extend the time in which the Company must complete a Business Combination or liquidate the Trust Account a pro rata portion of the principal and interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

You are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the accounts designated by such Public Shareholders.

Promptly following such distribution, you are hereby authorized to deposit $_______ that was previously wired to you into the Trust Account investments.

Very truly yours,

AGBA ACQUISITION LIMITED

By:
Name:
Title:

 5

PROXY CARD
AGBA ACQUISITION LIMITED
PROXY FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [*], 2021: The Proxy Statement and Annual Report to Shareholders are available on [*], 2021.

The undersigned hereby appoints Gordon Lee and Vera Tan, individually, each with full power of substitution, as proxy of the undersigned to attend the Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) of AGBA Acquisition Limited, to be held on [*], 2021 at 10 a.m. local time at the offices of Loeb & Loeb LLP, 21st floor, 3 Connaught Rd Central, Central, Hong Kong, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Extraordinary General Meeting, dated [*], 2021 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION (THE “EXTENSION”) THREE (3) TIMES FOR AN ADDITIONAL ONE MONTH EACH TIME FROM FEBRUARY 16, 2021 TO NOVEMBER 16, 2021.

For ☐	Against ☐	Abstain ☐

2.	APPROVAL OF AN AMENDMENT TO THE COMPANY’S EXISTING INVESTMENT MANAGEMENT TRUST AGREEMENT TO MAKE CHANGES NECESSARY TO REFLECT THE EXTENSION.

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR ALL OF THE BOARD’S NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS, FOR THE OTHER PROPOSALS AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated: _______________________________
Signature of Shareholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Extraordinary General Meeting (Circle one): Yes No

Number of attendees: ____________

PLEASE NOTE:

SHAREHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE EXTRAORDINARY GENERAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.